UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

ZAGG INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

ZAGG INCORPORATED
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

April 30, 2010

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of ZAGG Incorporated, scheduled to be held at 10:00 a.m., Monday, June 21, 2010, at our headquarters located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the items to be considered and acted upon by the shareholders.

Your vote is very important.  Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares as soon as possible.  This will insure representation of your shares at the Annual Meeting if you are unable to attend.

We are pleased to make these proxy materials available over the Internet, which we believe increases the efficiency and reduces the expense of our annual meeting process.  As a result, we are mailing to shareholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) instead of paper copies of the Proxy Statement and our 2009 Annual Report on Form 10-K.  The Internet Notice contains instructions on how to access those documents over the Internet or request that a full set of printed materials be sent to you.  The Internet Notice also gives instructions on how to vote your shares.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Robert G. Pedersen II
Robert G. Pedersen II Chairman and Chief Executive Officer

ZAGG INCORPORATED
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Monday, June 21, 2010
Time:	10:00 a.m., Mountain Daylight Time (MDT)
Place:	ZAGG Incorporated Headquarters 3855 S 500 W, Suite J Salt Lake City, UT 84115
Purposes:	1. To elect four (4) directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;
2. To confirm the appointment of Hansen, Barnett & Maxwell, P.C., as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2010; and
3. To transact any other business that may properly come before the Annual Meeting and any additional adjournments.
Who Can Vote:	Shareholders at the close of business on April 22, 2010.
How You Can Vote:

Shareholders may vote electronically over the Internet, or by fax, or may request a complete set of traditional proxy materials and vote their proxy by mail.  Shareholders may also vote in person at the Annual Meeting.

By authorization of the Board of Directors,

/s/ Brandon T. O’Brien
Brandon T. O’Brien Chief Financial Officer, Corporate Secretary

ZAGG INCORPORATED
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

PROXY STATEMENT

For the Annual Meeting of Shareholders
To be held June 21, 2010

OVERVIEW

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ZAGG Incorporated, a Nevada corporation (the "Company" or "ZAGG"), for use in connection with the Annual Meeting of the Company's Shareholders to be held on June 21, 2010 (the "Meeting").  This Proxy Statement, the accompanying Notice of Annual Meeting, proxy card and the Company’s 2009 Annual Report on Form 10-K, or alternatively a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), were mailed on or about May 3, 2010. The Board is soliciting your proxy in an effort to give all shareholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

What is a proxy?

A proxy is your legal designation of another person to vote on your behalf. You are giving the individuals appointed by the Board as proxies (Robert G. Pedersen II and Brandon T. O’Brien) the authority to vote your shares in the manner you indicate.

Why did I receive more than one notice?

You may receive multiple notices if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in "street name"), you will receive your notice or other voting information from your broker. In any case, you should vote for each notice you receive.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Meeting if you owned shares of common stock of ZAGG Incorporated (the "Common Stock") at the close of business on the record date of Thursday, April 22, 2010.

How many shares of Common Stock may vote at the Meeting?

As of April 22, 2010, there were 21,732,612 shares of Common Stock outstanding and entitled to vote.  Each share of Common Stock is entitled to one vote on each matter presented at the Meeting.

What is the difference between a "shareholder of record" and a "street name" holder?

If your shares are registered directly in your name with Empire Stock Transfer, the Company's transfer agent, you are a "shareholder of record." If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a "street name" holder.

How can I vote at the Meeting?

You may vote in person by attending the Meeting. You may also vote electronically over the Internet, or by fax, or you may request a complete set of traditional proxy materials and vote your proxy by mail. To vote your proxy using the Internet or fax, see the instructions on the proxy form and the Internet Notice and have the proxy form available when you access the Internet website. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card.

What are the Board's recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1	—	FOR the election of all four nominees for director with terms expiring at the next annual meeting of the Company's shareholders.
Proposal 2	—	FOR the ratification of the appointment of Hansen, Barnett & Maxwell, P.C., as the Company's independent registered public accounting firm (independent auditors) for the year ending December 31, 2010.

What are my choices when voting?

Proposal 1	—	You may cast your vote in favor of up to four individual directors. You may vote for fewer than four directors if you choose. You may also abstain from voting.
Proposal 2	—	You may cast your vote in favor of or against the proposal, or you may abstain from voting.

How will my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy without indicating how you want your shares to be voted, the proxies appointed by the Board will vote your shares as follows:

Proposal 1	—	FOR the election of all four nominees for director with terms expiring at the next annual meeting of the Company's shareholders.
Proposal 2	—	FOR the ratification of the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accounting firm (independent auditors) for the year ending December 31, 2010.

How will withheld votes, abstentions and broker non-votes be treated?

Withheld votes, abstentions and broker non-votes will be deemed as "present" at the Meeting, and will be counted for quorum purposes only.

Can I change my vote?

You may revoke your proxy before the time of voting at the Meeting in any of the following ways:

•	by mailing a revised proxy to the Secretary of the Company;

•	by changing your vote on the Internet website;

•	by faxing a revised proxy card; or

•	by voting in person at the Meeting.

What vote will be required to approve each proposal?

Proposal 1 provides that the four nominees with the most votes will be elected as directors of the Company.

Proposal 2 requires the affirmative vote of a majority of those shareholders present in person or represented by proxy and entitled to vote at the Meeting.

Who will count the votes?

Representatives from Empire Stock Transfer, the Company's transfer agent, or other individuals designated by the Board, will count the votes and serve as inspectors of election. The inspectors of election will be present at the Meeting.

Who will pay the cost of this proxy solicitation?

The Company will pay the costs of soliciting proxies. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Common Stock.

Is this Proxy Statement the only way proxies are being solicited for use at the Meeting?

Yes. The Company does not intend to employ any other methods of solicitation.

How are proxy materials being delivered?

The Company is pleased to take advantage of U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet.  As a result, the Company is mailing to most of its shareholders a Notice of Internet Availability of Proxy Materials (the "Internet Notice") instead of a paper copy of the Proxy Statement and the Company's 2009 Annual Report on Form 10-K. The Internet Notice contains instructions on how to access those documents over the Internet. The Internet Notice also contains instructions on how to request a paper copy of the Company's proxy materials, including the Proxy Statement, 2009 Annual Report on Form 10-K and a form of proxy card or voting instruction card.  All shareholders who do not receive an Internet Notice will receive a paper copy of the proxy materials by mail.  The Company believes this new process will allow it to provide its shareholders with the information they need in a more efficient manner, while reducing the environmental impact and lowering the costs of printing and distributing these proxy materials.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ZAGG INCORPORATED OR ANY OTHER PERSON.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Composition of the Board

The Board currently consists of four directors.  All directors serve a one-year term and are subject to re-election each year.

The current composition of the Board is:

•	Robert G. Pedersen II
•	Lorence A. Harmer
•	Edward D. Ekstrom
•	Shuichiro Ueyama

Robert G. Pedersen II

Age:	43

Director Since:	2005

Committees:	None

Principal Occupation:	Chairman of the Board and Chief Executive Officer of the Company

Experience:
Mr. Pedersen has served as the Chief Executive Officer and Chairman of the Board since 2006.  Prior to joining the Company, Mr. Pedersen’s experience included executive management, sales and marketing and communications as well as owning and managing several start-up businesses and enterprises.

Mr. Pedersen earned a degree in business administration (BSBA) from the University of Phoenix and a Masters Degree (MBA) from Brigham Young University in Business Administration with an emphasis in marketing, finance and organizational communications.

The Board nominated Mr. Pedersen to serve as a director, in part, because Mr. Pedersen is the Company’s Chief Executive Officer and has experience with the Company since its early days.  He is the only officer of the Company nominated to serve as a director, and plays an invaluable role in communicating the Board’s expectations, advice, concerns and encouragement to the Company’s employees.  Mr. Pedersen also performs an extremely valuable role as the Chairman of the Board, providing critical leadership and direction to the Board’s activities and deliberations.  The Board also believes Mr. Pedersen’s values and integrity are tremendous assets to the Company and its shareholders.

Other Directorships:	None

Family Relationships:	None

Lorence A. Harmer

Age:	38

Director Since:	2008

Committees:	Chairman of Audit Committee; Member of Compensation and Stock Option Committee; Member of Nominating and Corporate Governance Committee

Principal Occupation:	Chairman Summit Global Group, LLC

Experience:
Mr. Harmer co-founded a consumer products company that, under his leadership, grew from a licensee with several brands including the Polaroid brand to a global organization with revenues that exceeded $1.5 billion (over a period of approximately 4 years).  Mr. Harmer played a significant role in the purchase, privatization and divestiture of the Polaroid asset portfolio and was responsible for all international vendor and customer relationships. He has extensive experience in the retail industry.   Mr. Harmer’s previous experience includes serving as CEO for the Polaroid Corporation, Managing Director of SGSV Ltd., a global asset management firm, Director of Business Strategy for PricewaterhouseCoopers LLP, Director of Organizational Development for Nortel Networks, and co-founding Wholonics Leadership Group, LLC.

Mr. Harmer earned an MBA, an MOB and a BA in Chinese and Asian Studies from Brigham Young University.  He has taught Rapid Prototyping and Process Design in University of Michigan’s Executive MBA Program.  He is fluent in Mandarin Chinese and is equally comfortable conducting business in English or Chinese.

Other Directorships:	Mr. Harmer serves as a director for Polaroid (PLR IP Holdings LLC), Celio Technologies, LLC, Silver Lake III, LP, Teleportall, LLC, Global Industrial Services, LTD (HK) and Harmer Holdings, LLC.

Family Relationships:	None

Edward D. Ekstrom

Age:	54

Director Since:	2009

Committees:	Chairman of Nominating and Corporate Governance Committee; Chairman of Compensation and Stock Option Committee; Member of Audit Committee

Principal Occupation:	Managing Director, vSpring Capital, LLC

Experience:
Mr. Ekstrom is a technology pioneer and a founding Partner at vSpring Capital. Before joining vSpring Capital in 2001, he served as Vice President of the Intel Communications Products Group and General Manager of the Intel Utah Software Development Center, a post to which he was appointed after Intel acquired LANSystems in 1991, where he had been a Vice President and General Manager of the Software Business Unit. Prior to LANSystems, Mr. Ekstrom was a founder of CeriSyn Corporation, and served as COO/CFO. He was also a founder of Cericor, Inc., which was acquired by Hewlett-Packard in 1985. Mr. Ekstrom continued working as an executive with HP in Boston for four years. He is currently Chairman of the Technology Advisory Board for the State of Utah, and is also a former chairman of the Utah Technology Council.

Mr. Ekstrom holds a BS in Computer Science from Brigham Young University and a MBA from Westminster College.

Other Directorships:	Mr. Ekstrom serves as a director for BDNA, Celio Corporation, Penguin Computing, Inc., RhoMobile, Inc., Aspen Avionics, Inc., 7 Degrees Inc., and Sparxent, Inc.

Family Relationships:	None

Shuichiro Ueyama

Age:	65

Director Since:	2009

Committees:	Member of Nominating and Corporate Governance Committee; Member of Compensation and Stock Option Committee; Member of Audit Committee

Principal Occupation:	Representative Director & CEO, Ueyama and Associates, Inc.

Experience:
Mr. Ueyama is currently the President of Ueyama and Associates, Inc., a consulting firm that has provided tie-up deals and coordination for major international clients, including Virgin Group, BBDO Worldwide, and ebank. He represented Lady Margaret Thatcher in Japan throughout the 1990s, where he was able to establish a massive network of corporate and political connections. As a senior executive at Sony Corporation, Mr. Ueyama was personally in charge of branding the influential Sony Walkman. Now celebrating its 30th year, the Sony Walkman brand continues to be a strong presence in the electronics market, and has influenced the revolution of handheld devices. Prior to his work with Ueyama and Associates, Inc., Mr. Ueyama held various executive management positions at Sony Corporation and Sony (UK) Ltd.

Mr. Ueyama Earned a Bachelor of Arts in Marketing from Hitotsubashi University in Tokyo, Japan, and graduated from the Stanford Executive Program at Stanford University Business School in California, USA.

Other Directorships:	None

Family Relationships:	None

As of the date of this Proxy, the Board did not have a lead independent director.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS

In addition to Robert G. Pedersen II, the Chief Executive Officer and Chairman of the Board, whose biographical information is set forth above, the following individual served as an executive officer of the Company during the year 2009.

Brandon T. O’Brien, 39, is the Chief Financial Officer of the Company with responsibility for the common support areas of finance, treasury, investor relations and human resources.

Mr. O’Brien became our Chief Financial Officer on February 12, 2007.  Prior to assuming his position as the Chief Financial Officer for the Company, Mr. O’Brien, served as the Vice President of Finance for a software company, from January 2003 to January 2007, and as an independent financial consultant from September 2001 to January 2003.  Mr. O’Brien is a certified public accountant.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board adopted Corporate Governance Guidelines on September 8, 2009, which can be accessed at the Company’s website, at www.ZAGG.com/investors.  Our Corporate Governance Guidelines supplement the Company’s Bylaws and the charters of the Board’s committees.  We have taken active steps during the last fiscal year to improve our corporate governance because we believe that it leads to long-term value for our shareholders and, ultimately, makes us more competitive. In the past year, we have taken the following steps, among others, to strengthen our governance practices:

Director Independence

At a minimum, the Board will have a majority of directors who meet the criteria for independence as required by the Nasdaq listing standards.  Of our four directors, only one (Mr. Robert G. Pedersen II) does not meet the Nasdaq independence criteria.

Director Qualifications

Criteria for Membership

The Company’s Nominating and Corporate Governance Committee is responsible for annually reviewing with the Board the desired skills and characteristics of directors, as well as the composition of the Board as a whole.

Terms and Limitations

All directors currently stand for election each year.  The Board does not believe it should establish a limit on the number of times that a director may stand for election.

Director Responsibilities

General Responsibilities

The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its shareholders.

Oversight of Management

The Board is responsible to encourage the Company’s management top effectively implement policies and strategies developed by the Board, and to provide dynamic leadership of the Company.

Board Meetings and Materials

Frequency of Meetings

The Board has meetings periodically throughout the year.  As determined necessary by the Board and in order to address the Company’s needs, special meetings of the Board are convened from time to time.  The Board also takes action by unanimous written consent without a meeting pursuant to Nevada corporate law.

Annual Evaluations

The Nominating and Corporate Governance Committee conducts annual evaluations to assess the Board’s performance.  Each of the Board’s standing committees conducts an annual evaluation to assess the performance of the applicable committee.

Executive Sessions of Independent Directors

The Company’s independent directors meet in executive session regularly and, in any event, at least semi-annually.

Committees

The Board has three standing committees:  (1) Audit, (2) Compensation and Stock Option, and (3) Nominating and Corporate Governance.

Director Compensation

The form and amount of director compensation is determined by the Board based on general principles established on the Nominating and Corporate Governance Committee's recommendation. These principles are in accordance with the policies and principles set forth in the Nominating and Corporate Governance Committee's charter and are consistent with rules established by The Nasdaq Global Market, including those relating to director independence and to compensation of Audit Committee members.

Review and Access to Guidelines

The Nominating and Corporate Governance Committee reviews the Company’s Corporate Governance Guidelines at least annually, and then, as it deems appropriate, recommends amendments to the Board.

Communications with the Board

Shareholders and other interested parties may communicate with one or more directors or the non-management directors as a group in writing by regular mail.  The following address may be used by those who wish to send such communications by regular mail:

Board of Directors or Name of Individual Director(s)
c/o Corporate Secretary
ZAGG Incorporated
3855 S 500 W, Suite J
Salt Lake City, UT 84115

Code of Ethics

The Company has adopted a Code of Ethics for Directors and Senior Executive Officers, which is available on the Company’s website, www.ZAGG.com/investors.  The Code of Ethics includes the following principles related to the Company’s directors and executive officers:

•	Act ethically with honesty and integrity;

•	Promote full, fair, accurate, timely and understandable disclosure in reports and documents filed with the Securities and Exchange Commission and other public communications;

•	Comply in all material respects with laws, rules and regulations of governments and their agencies;

•	Comply in all material respects with the listing standards of a stock exchange where the Company’s shares are traded;

•	Respect the confidentiality of information acquired in the course of performing work of the Company, except when authorized or otherwise legally obligated to disclose the information; and

•	Not use confidential information of the Company for personal advantage or for the benefit of acquaintances, friends or relatives.

Risk Oversight

The Board and each of its committees are involved in overseeing risk associated with the Company and its operations. The Board and the Audit Committees monitor the Company's credit risk, liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management and internal and external auditors and other advisors. In its periodic meetings with the internal auditors and the Company's independent accountants, the Audit Committee discusses the scope and plan for the internal audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. The Board and the Nominating and Corporate Governance Committee monitor the Company's governance and succession risk by regular review with management and outside advisors. The Board and the Compensation Committee monitor CEO succession and the Company's compensation policies and related risks by regular reviews with management and the Committee's outside advisors.

Whistleblower Hotline

The Company has established a whistleblower policy that enables employees, customers, suppliers and shareholders of the Company and its subsidiaries, as well as other interested parties, to submit confidential and anonymous reports of suspected or actual violations of the Company's Code of Ethics.  Concerns may be submitted to whistleblower@ZAGG.com.

MEETINGS AND COMMITTEES OF THE BOARD
The Board

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and shareholders' meetings. The Board met once during 2009.

Committees of the Board

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities: (1) Audit, (2) Compensation and Stock Option, and (3) Nominating and Corporate Governance. All the committees are comprised solely of non-employee, independent directors as defined by The Nasdaq Global Market listing standards. Charters for each committee are available on our website, at www.ZAGG.com/investors .

The table below shows current membership for each of the standing Board committees.

Audit	Compensation and Stock Option	Nominating and Corporate Governance
Lorence A. Harmer*	Edward D.Ekstrom*	Edward D.Ekstrom*
Edward D.Ekstrom	Lorence A. Harmer	Lorence A. Harmer
Shuichiro Ueyama	Shuichiro Ueyama	Shuichiro Ueyama
________________
* Committee Chair

Audit Committee

The Audit Committee has three members and met once during the year ended December 31, 2009.  Mr. Ueyama was not able to attend the meeting in person.  The Board has determined that Mr. Lorence A. Harmer of the Audit Committee, is an "audit committee financial expert" within the meaning established by the U.S. Securities and Exchange Commission.

The Audit Committee's responsibilities, which are discussed in further detail in its charter, include the responsibility to:

•	Establish and implement policies and procedures for review and approval of the appointment, compensation and termination of the independent registered public accounting firm;
•	Review and discuss with management and the independent registered public accounting firm the audited financial statements of the Company and the Company's financial disclosure practices;
•	Review and discuss with management and the independent registered public accounting firm the audited financial statements of the Company and the Company's financial disclosure practices;
•	Pre-approve all audit and permissible non-audit fees;
•	Provide oversight of the Company's internal auditors;
•
Hold meetings periodically with the independent registered public accounting firm, the Company's internal auditors, and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment and compliance with Company policies;

•	Review the Company's consolidated financial statements and related disclosures;
•	Review with management and the registered independent public accounting firm and approve disclosure controls and procedures and accounting principles and practices; and
•	Perform other functions or duties deemed appropriate by the Board.

Additional information regarding the Audit Committee's processes and procedures is addressed below under the heading "Audit Committee Disclosure." The Report of the Audit Committee is set forth later in this Proxy Statement.

Compensation Committee

The Compensation Committee has three members and was formalized late in the year and did not meet during 2009.  The Compensation Committee's responsibilities, which are discussed in detail in its charter, include the responsibility to:

•	In consultation with the Company's senior management, establish the Company's general compensation philosophy and oversee the development and implementation of the Company's compensation programs;

•
Recommend the base salary, incentive compensation and any other compensation for the Company's Chief Executive Officer to the Board and review and approve the Chief Executive Officer's recommendations for the compensation of all other officers of the Company and its subsidiaries;

•	Administer the Company's incentive and stock-based compensation plans, and discharge the duties imposed on the Compensation Committee by the terms of those plans;

•	Review and approve any severance or termination payments proposed to be made to any current or former officer of the Company;

•	Prepare and issue the report of the Compensation Committee required by the rules of the Securities and Exchange Commission; and

•	Perform other functions or duties deemed appropriate by the Board.

Additional information regarding the Compensation Committee's processes and procedures for consideration of executive compensation are addressed below under the Heading "Compensation Discussion and Analysis."

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee has three members and was formalized late in the year and did not meet during 2009.  The Nominating and Corporate Governance Committee's responsibilities, which are discussed in detail in its charter, include the responsibility to:

•	Develop qualifications and criteria for selecting and evaluating directors and nominees;
•	Consider and propose director nominees;
•	Make recommendations to the Board regarding Board compensation;
•	Make recommendations to the Board regarding Board committee memberships;
•	Develop and recommend to the Board corporate governance guidelines;
•	Facilitate an annual assessment of the performance of the Board and each of its standing committees;
•	Consider the independence of each director and nominee for director; and
•	Perform other functions or duties deemed appropriate by the Board.

Nomination Process

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted shareholder recommendations for candidates to serve as directors of the Company. In evaluating those recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria described below.  Any shareholder wishing to recommend a candidate for consideration by the Nominating and Corporate Governance Committee should submit a recommendation in writing indicating the candidate's qualifications and other relevant biographical information and provide confirmation of the candidate's consent to serve as a director.  This information should be addressed to Edward D. Ekstrom, Board of Directors, ZAGG Incorporated, 3855 S 500 W, Suite J, Salt Lake City, Utah 84115.

As contemplated by the Company's Corporate Governance Guidelines, the Nominating and Corporate Governance Committee reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, at least annually. Under the Nominating and Corporate Governance Committee’s charter, the Committee is required to seek candidates with the following minimum qualifications:

-	a candidate must demonstrate integrity, accountability, informed judgment, financial literacy, creativity, and vision;

-	a candidate must be prepared to represent the best interests of all of the Company’s shareholders, not just those of a particular constituency;

-	a candidate must have a record of professional accomplishment in his or her chosen field; and

-	a candidate must be prepared and able to participate fully in Board activities, including membership on Board committees.

Additionally, different factors may assume greater or lesser significance at particular times and the needs of the Board may vary in light of its composition and the Nominating and Corporate Governance Committee's perceptions about future issues and needs.

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating director nominees. The Nominating and Corporate Governance Committee assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise.  In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director.  Candidates may come to the attention of the Nominating and Corporate Governance Committee through various means, including current directors, shareholder recommendations or other referrals.  Candidates are evaluated at meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year.

Compensation Committee Interlocks and Insider Participation

None of the individuals who served on the Compensation Committee during the year ended December 31, 2009, was an officer or employee of the Company in 2009 or any time prior thereto. None of the members of the Compensation Committee during the year ended December 31, 2009, had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. None of the executive officers of the Company served as a member of the Compensation Committee, or similar committee, of any other company whose executive officer(s) served as a director of the Company or the Compensation Committee.

COMPENSATION DISCUSSION AND ANALYSIS

The following narrative compensation discussion and analysis provides information regarding the Company’s executive compensation objectives, principles, practices and decisions as they relate to the following named executive officers of the Company (the “Named Executives”):

•	Robert G. Pedersen II, Chairman of the Board and Chief Executive Officer of the Company (the “CEO”)

•	Brandon T. O’Brien, Chief Financial Officer of the Company (the “CFO”)

The compensation discussion and analysis provides narrative perspective to the tables and disclosure in the tables following this section.

Compensation Objectives and Principles

The overall objective of the Company’s executive compensation programs is to create long-term value for the Company’s shareholders, by attracting and retaining talented executives that manage the Company effectively.  The executive compensation programs are also designed with the objective of aligning the Named Executives’ compensation with the best interests of the Company’s shareholders.

Accordingly, the Company’s executive compensation program incorporates the following principles:

•	The overall compensation package should encourage long-term focus and shareholder value creation.
•	Compensation should be competitive with other companies of comparable size, in order to attract and retain talented executives.
•	Compensation should be based upon individual responsibility, leadership ability, and experience.
•	Compensation should reflect the fair market value of the services received.

Executive Compensation Procedures

To attain the Company's executive compensation objectives and implement the underlying compensation principles, the Company intends to follow the procedures described below for fiscal 2010.

Role of the Committee.    The Compensation Committee has responsibility for establishing and monitoring the Company's executive compensation programs and for making decisions regarding the compensation of the Named Executives.  The Compensation Committee will recommend the compensation package of the Chief Executive to the Company's Board of Directors, which then sets the Chief Executive's compensation. The Compensation Committee will also review the recommendations of the Chief Executive with respect to compensation of the other Named Executive, and after reviewing such recommendations, will set the compensation of the other Named Executive.  The Compensation Committee will also monitor, administer and approve awards under the Company's various incentive compensation plans for all levels within the Company, including awards under the Company's 2007 Stock Incentive Plan.

After reviewing the performance of the Company and evaluating the Named Executives' performance against established goals, leadership ability, Company responsibilities and current compensation arrangements, the Compensation Committee will rely on its judgment in making compensation decisions.

Role of Consultants.    To date, neither the Company nor the Compensation Committee has had any contractual arrangement with any compensation consultant for determining the amount or particular form of any Named Executive's compensation.  If it chooses to hire outside compensation consultants, the Compensation Committee will have the sole authority to hire and fire such consultants.

No Employment and Severance Agreements.    The Named Executives do not have employment, severance or change-in-control agreements, although unvested options and restricted stock may become vested upon a change in control of the Company.  The Named Executives serve at the will of the Company's Board of Directors, which enables the Company to terminate the employment of any Named Executive, with discretion as to the terms of any severance.

Elements of Compensation

The Company’s executive compensation objectives and principles are implemented through the use of the following principal elements of compensation, each discussed more fully below:

•	Salary
•	Annual bonus
•	Restricted stock and/or stock option grants

Salary. Salary is provided with the objective of paying for the underlying role and responsibility associated with the executive’s position, which the Compensation Committee believes allows the Company to attract and retain qualified executives.  The Named Executives’ salaries are set at levels that the Compensation Committee believes are generally competitive with the compensation paid to officers in similar positions at companies of similar size.  Salary adjustments are considered annually and influenced by the growth of the Company’s operations, individual performance, changes in responsibility, changes in cost of living and other factors the Compensation Committee considers relevant.

The salaries of the Named Executives are set forth in the Summary Compensation Table set forth immediately following this section.

Annual Bonus. As of the date of this Proxy Statement, the Compensation Committee was in the process of developing an annual performance-based bonus plan for the Named Executives.  The underlying purpose of the Company’s bonus plan is to reward the Named Executives with an annual bonus in an amount that correlates in substantial part to the net income results of the Company or its operating subsidiaries for the year in question.  The Compensation Committee believes net income is a key measure of the financial health of the Company, and reflects the Company’s development of shareholder value.

To date, all annual bonus payments have been discretionary payments.

The combination of salary and annual bonuses is intended to result in a cash compensation package for each Named Executive that falls within competitive market standards when the Company meets the performance objectives.

Long-Term Awards. Discretionary long-term awards, in the form of stock options and/or restricted stock are granted to the Named Executives annually.  The long-term grants are made to encourage the Named Executives to continue their engagement with the Company throughout the vesting periods of the awards to align management and shareholder interests.  The Compensation Committee generally grants long-term awards at its first meeting of each year.  In granting stock options and restricted stock to the Named Executives, the Compensation Committee also considers the impact of the grant on the Company’s financial performance, as determined in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“ASC Topic 718”).  For long-term awards, the Company records expense in accordance with ASC Topic 718.  The amount of expense the Company records pursuant to ASC Topic 718 may vary from the corresponding compensation value used by the Company in determining the amount of the awards.

Stock Options.     Options are granted with an exercise price equal to the closing price per share on the date of grant and vest over three years after the date of grant, or on an intervening change of control of the Company if earlier.  Grants to date have been on a discretionary basis.  As of the date of this Proxy Statement, the Compensation Committee was developing a systematic approach to the option grants for the Named Executives.

Restricted Stock.     In 2009, the Company also granted shares of restricted stock to the CFO.  The restricted stock was granted pursuant to a 240,000 share grant to the CFO contained in the original employment offer to the CFO.  Under the terms of the offer agreement, the CFO is to receive quarterly grants of 20,000 shares of restricted stock until 240,000 shares have been granted, contingent on the CFO’s continued employment with the Company.  During 2009, 80,000 shares of restricted stock were granted under this agreement.  As of December 31, 2009, 20,000 remain issuable under the agreement.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the foregoing compensation discussion and analysis and discussed with the Company’s management the information set forth herein.  Based on such review and discussions with management, the Compensation Committee recommended to the Board that the foregoing compensation discussion and analysis be included in this Proxy Statement.

The Compensation Committee

Edward D. Ekstrom, Chair
Lorence A. Harmer
Shuichiro Ueyama

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of the Named Executives for the fiscal years indicated.

(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Robert G. Pedersen II	2009	$200,000	$31,000	$—	$57,416	$15,082	(2)	$303,498
Chairman and Chief	2008	$179,000	$34,000	$—	$19,367	$12,895	(3)	$245,262
Executive Officer	2007	$120,000	$12,000	$95,000	$—	$9,592	(4)	$236,592
Brandon T. O’Brien	2009	$120,000	$20,000	$282,800	$36,263	$10,882	(5)	$469,945
Chief Financial Officer	2008	$120,000	$16,000	$64,000	$16,139	$8,599	(6)	$224,738
	2007	$101,846	$12,000	$120,000	$—	$—		$233,846
______________________________
(1)
This column shows the full grant date fair market value of the options granted as computed under ASC Topic 718 and the expense attributable to restricted stock awards (excluding estimates for forfeitures in case of awards with service-based vesting).  These amounts do not reflect the extent to which the Named Executive realized an actual financial benefit from the awards.  Assumptions and methodologies used in the calculation of these amounts are included in footnotes to the Company's audited financial statements for the fiscal year ended December 31, 2009, which are included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

(2)	All other compensation for Mr. Pedersen for 2009 consisted of: $7,882 in employer-paid health insurance premiums; $3,000 for a fuel allowance; and $4,200 for country club dues.

(3)	All other compensation for Mr. Pedersen for 2008 consisted of: $8,695 in employer-paid health insurance premiums; and $4,200 for country club dues.

(4)	All other compensation for Mr. Pedersen for 2007 consisted of: $9,592 in employer-paid health insurance premiums.

(5)	All other compensation for Mr. O’Brien for 2009 consisted of: $7,882 in employer-paid health insurance premiums; and $3,000 for a fuel allowance.

(6)	All other compensation for Mr. O’Brien for 2008 consisted of: $8,599 in employer-paid health insurance premiums.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

This table provides information on the year-end 2009 holdings of stock options and other stock awards (restricted stock) by the Named Executives.

	Option Awards					Stock Awards
(a) Name	(b) Number of Securities Underlying Unexercised Options Exercisable (#)	(c) Number of Securities Underlying Unexercised Options Unexercisable (#)		(d) Option Exercise Price ($)	(e) Option Expiration Date	(f) Number of Shares or Units of Stock That Have Not Vested (#)	(g) Market Value of Shares or Units of Stock That Have Not Vested ($)
Robert G. Pedersen II	20,000	—		$0.65	6-Mar-13	—	—
	—	20,000	(1)	$0.65	6-Mar-13	—	—
	—	20,000	(2)	$0.65	6-Mar-13	—	—
	—	31,667	(3)	$1.23	20-Feb-14	—	—
	—	31,667	(4)	$1.23	20-Feb-14	—	—
	—	31,666	(5)	$1.23	20-Feb-14	—	—
Brandon T. O’Brien	16,667	—		$0.65	6-Mar-13	—	—
	—	16,667	(1)	$0.65	6-Mar-13	—	—
	—	16,666	(2)	$0.65	6-Mar-13	—	—
	—	20,000	(3)	$1.23	20-Feb-14	—	—
	—	20,000	(4)	$1.23	20-Feb-14	—	—
	—	20,000	(5)	$1.23	20-Feb-14	—	—
______________________________________
(1)	Awards vested on March 6, 2010.
(2)	Awards vested on March 6, 2011.
(3)	Awards vested on February 14, 2010.
(4)	Awards vested on February 14, 2011.
(5)	Awards vested on February 14, 2012.

OPTION EXERCISES AND STOCK VESTED

Stock options exercised and restricted shares that vested for the Named Executives during the fiscal year ended December 31, 2009, are outlined below.

	Option Awards		Stock Awards
(a) Name	(b) Number of Shares Acquired On Exercise (#)	(c) Value Realized on Exercise ($)	(d) Number of Shares Acquired on Vesting (#)	(e) Value Realized on Vesting ($)(1)
Robert G. Pedersen II	—	—	—	$—
Brandon T. O’Brien	—	—	80,000	$282,800
____________________________
(1) The dollar amounts shown in column (e) above for stock awards are determined by multiplying the number of shares that vested (column (d)) by the closing price of common stock on the vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The information below describes and quantifies certain payments or benefits that would be payable under the existing plans and programs of the Company and its subsidiaries if a Named Executive's employment had terminated on December 31, 2009, or the Company had undergone a change in control on December 31, 2009.  These benefits are in addition to benefits generally available to all salaried employees of the Company in connection with a termination of employment, such as disability and life insurance benefits and the value of employee-paid group health plan continuation coverage under the Consolidated Omnibus Reconciliation Act, or "COBRA."  The Named Executives do not have any other severance benefits, severance agreements or change-in-control agreements, except as may be determined in the sole discretion of the Board.

Accelerated Vesting of Stock Options and Stock Awards Upon Change In Control.     Under the Company's 2007 Stock Incentive Plan, all outstanding stock options and shares of restricted stock held by a Named Executive on December 31, 2009, would have become fully vested upon a "change in control" without regard to whether the Named Executive terminated employment in connection with or following the change in control.  The Company's 2007 Stock Incentive Plan generally defines a "change in control" as any of the following events: (i) the acquisition by any person of 50% or more of the Company's voting shares, (ii) replacement of a majority of the Company's directors within a two-year period under certain conditions, or (iii) shareholder approval of (a) a merger in which the Company is not the surviving entity, (b) the sale of substantially all of the Company's assets or (c) liquidation.  The following table shows for each Named Executive the intrinsic value of his unvested stock options and restricted stock awards as of December 31, 2009 that would have been accelerated had a change in control of the Company occurred on that date, calculated by multiplying the number of underlying shares by the closing price of the Common Stock on the last trading day of 2009 ($3.92 per share) and, in the case of stock options, by then subtracting the applicable option exercise price:

Name	Early Vesting of Stock Options	Early Vesting of Restricted Stock
Robert G. Pedersen II	$386,354	$—
Brandon T. O’Brien	$270,399	$—

If a change in control with respect to the Company results in acceleration of vesting of a Named Executive's otherwise unvested stock options and other stock awards, and if the value of such acceleration exceeds three times the Named Executive's average W-2 compensation with the Company for the five taxable years preceding the year of the change in control (the "Base Period Amount"), the acceleration would result in an excess parachute payment under Internal Revenue Code Section 280G.  A Named Executive would be subject to a 20% excise tax on any such excess parachute payment, and the Company would be unable to deduct the amount of the excess parachute payment for tax purposes. The Company has not agreed to provide its Named Executives with any gross-up or reimbursement for excise taxes imposed on excess parachute payments.

DIRECTOR COMPENSATION

The Company uses stock-based incentive compensation to attract and retain qualified candidates -to serve as directors.  In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required by the Company of its directors.

The Company has granted stock options to its non-employee directors concurrent with their appointment to the Board.

DIRECTOR SUMMARY COMPENSATION TABLE FOR 2009

The table below summarizes the compensation paid by the Company to its non-employee directors for the year ended December 31, 2009.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lorence A. Harmer	$—	$—	$—	—	—	$—
Edward D. Ekstrom	$—	$—	$444,406	—	—	$444,406
Shuichiro Ueyama	$—	$—	$34,417	—	—	$34,417
_________________________
(1)
Robert G. Pedersen II, the Chairman of the Board and Chief Executive Officer of the Company, is not included in the foregoing table as he is an employee of the Company and receives no monetary compensation for his services as Chairman of the Board.

(2)
This column shows the full grant date fair market value of the options granted as computed under ASC Topic 718 and the expense attributable to restricted stock awards (excluding estimates for forfeitures in case of awards with service-based vesting).  These amounts do not reflect the extent to which the non-employee Directors realized an actual financial benefit from the awards.  Assumptions and methodologies used in the calculation of these amounts are included in footnotes to the Company's audited financial statements for the fiscal year ended December 31, 2009 which are included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission

As of December 31, 2009, each of the following non-employee directors of the Company held unexercised options to purchase the following number of shares of Company Common Stock:  Lorence A. Harmer: 666,667; Edward D. Ekstrom: 220,000; Shuichiro Ueyama: 20,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Directors and Named Executive Officers

The following table sets forth the beneficial ownership of the Common Stock as of April 22, 2010, for each director and nominee for director, each Named Executive, and by all directors (including nominees) and named executive officers of the Company as a group.

Name	Common Stock	Options and Warrants Exercisable		Unvested Restricted Shares	Total	Beneficial Ownership(1)
Robert G. Pedersen II	3,909,557	590,898	(2)	—	4,500,455	20.2%
Brandon T. O’Brien	466,853	127,261		—	594,114	2.7%
Lorence A. Harmer	333,333	333,333		—	666,666	3.1%
Edward D. Ekstrom	—	—		—	—	—%
Shuichiro Ueyama	—	—		—	—	—%
All officers and directors as a group (5 persons)	4,709,743	1,051,492		—	5,761,235	25.3%
___________________________
(1)	Based on 21,732,612 shares outstanding as of April 22, 2010.
(2)	Includes 2,200,000 shares held by SunCreek LLC, an entity wholly owned by Mr. Pedersen.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of April 22, 2010, certain information regarding the ownership of our capital stock each person who is known to be a beneficial owner of more than 5% of any class of our voting stock, and all of our officers and directors as a group. Unless otherwise indicated below, to our knowledge, all persons listed below had sole voting and investing power with respect to their shares of capital stock, except to the extent authority was shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of April 22, 2010, were deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and was based upon the number of shares of the Common Stock issued and outstanding, as of April 22, 2010, which was 21,732,612 shares.

Title of Class	Name and Address Of Beneficial Owners (1)	Amount and Nature Of Beneficial Ownership	Percent Of Class (2)
Common Stock	Robert G. Pedersen II President and Chief Executive Officer (3)	4,500,455	20.2%
Common Stock	Andrew C. Park 201 Post Street, 11th Floor San Francisco, CA 94108	1,587,353	7.3%
Common Stock	SunCreek, LLC 2873 Tolcate Lane Holladay, Utah 84121	2,200,000	10.12%

(1)
Unless otherwise noted, the address for each of the named beneficial owners is: 3855 South 500 West, Suite J, Salt Lake City, Utah, 84115. Unless otherwise indicated, beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the and generally includes voting and/or investment power with respect to securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within sixty days of April 22, 2010, are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of ownership set forth in the above table, unless otherwise indicated.

(2)	The calculations of percentage of beneficial ownership are based on 21,732,612 shares of common stock outstanding as of April 22, 2010.

(3)
Includes 1,704,557 shares of Common Stock held directly by Mr. Pedersen, 5,000 shares of Common Stock held by Mr. Pedersen’s spouse and 2,200,000 shares of Common Stock held by SunCreek, LLC, an entity wholly owned by Mr. Pedersen.  Mr. Pedersen exercises sole voting and investment control over the shares held by SunCreek, LLC. Also includes warrants to purchase 519,231 shares of common stock at $1.30 per share and options to purchase 40,000 shares of common stock at $0.65 per share and options to purchase 31,667 shares of common stock at $1.23 per share.

The Board Recommends that Shareholders Vote FOR All Four Nominees Listed Above.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended and approved the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the year ending December 31, 2010.  The Company is seeking shareholder ratification of such action.

It is expected that representatives of Hansen, Barnett & Maxwell, P.C., will attend the Meeting and be available to make a statement or respond to appropriate questions.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

During the years ended December 31, 2009 and 2008, the Company paid Hansen fees in the aggregate amount of $74,600 and $46,500, respectively, for the annual audit of the Company's financial statements, the quarterly reviews of the Company's financial statements included in its Quarterly Reports on Form 10-Q, audits of the closing balance sheets of certain businesses acquired, and the review of the Company's registration statements.

Audit-Related Fees

During the years ended December 31, 2009 and 2008, the Company did not pay fees to Hansen for audit-related services.

Tax Fees

During the years ended December 31, 2009 and 2008, the Company paid Hansen fees in the aggregate amount of $8,175 and $4,600, respectively, for tax services.

All Other Fees

During the years ended December 31, 2009 and 2008, Hansen did not provide any services to the Company, and the Company did not pay to Hansen any fees, other than those identified above.

The Board and the Audit Committee Recommend that Shareholders
Vote FOR the Ratification of Appointment of
Hansen, Barnett & Maxwell, P.C.,
as the Company's Independent Registered Public Accounting Firm

(Independent Auditors).

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding.  We are not aware of any pending legal proceeding to which any of our executive officers or directors is a party or of which any of their property is subject.

To the best of the Company’s knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal  proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; (5) being the subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

AUDIT COMMITTEE DISCLOSURE

Who served on the Audit Committee?

The members of the Audit Committee as of December 31, 2009, were Lorence A. Harmer (Chair), Shuichiro Ueyama and Edward D. Ekstrom. Each member of the Audit Committee has been determined by the Board to be independent under the rules of the Securities and Exchange Commission and The Nasdaq Global Market.  The Board has determined that Lorence A. Harmer, who served on the Audit Committee throughout the year ended December 31, 2009, is an "audit committee financial expert" as defined in Item 401(h) (2) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee's composition and meetings. The Audit Committee charter is available on the Company's website at www.ZAGG.com/investors, and is also available in print, free of charge, upon request.  Requests for a printed copy of the Audit Committee charter should be submitted to Brandon T. O’Brien, Corporate Secretary, ZAGG Incorporated, at 3855 South 500 West, Suite J, Salt Lake City, Utah 84115.

How does the Audit Committee conduct its meetings?

During the year ended December 31, 2009, the Audit Committee met with the senior members of the Company's financial management team at each of its meetings.  The Audit Committee also met with representatives of Hansen, Barnett & Maxwell, P.C. (“Hansen”), the Company's independent registered public accounting firm.  Agendas for the Audit Committee's meetings are established by the Chairman of the Audit Committee, after consultation with the CFO.  At those meetings, the Audit Committee reviewed and discussed various financial and regulatory issues, accounting and financial management issues, developments in the accounting profession, as well as the Company's industry, risk management and a summary of calls received on the Company's anonymous reporting line.  The Audit Committee also had separate, executive sessions from time to time with representatives of Hansen, the CFO, and the Company's legal counsel, at which meetings candid discussions of financial management, accounting, internal controls and legal and compliance issues took place.  Additionally, the Chairman of the Audit Committee had separate discussions regularly with the CFO and representatives of Hansen and the Company's legal counsel.

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?

The Audit Committee reviews each of the Company's quarterly and annual reports, including Management's Discussion and Analysis of Financial Condition and Results of Operations.  As part of this review, the Audit Committee discusses the reports with the Company's management and independent registered public accounting firm and considers the audit and review reports prepared by the independent registered public accounting firm about the Company's quarterly and annual reports, as well as related matters such as the quality (and not just the acceptability) of the Company's accounting practices, alternative methods of accounting under generally accepted accounting principles in the United States ("GAAP") and the preferences of the independent registered public accounting firm in this regard, the Company's critical accounting policies and the clarity and completeness of the Company's financial and other disclosures.

Did the Audit Committee play any role in connection with the Company's report on internal control?

The Audit Committee reviewed management's report on internal control over financial reporting, required under Section 404 of the Sarbanes Oxley Act of 2002 and related rules, which was included in our 2009 Annual Report on Form 10-K.  As part of this review, the Audit Committee reviewed the bases for management's conclusions in that report, and also reviewed the report of the independent registered public accounting firm on internal control over financial reporting.  Throughout the year ended December 31, 2009, the Audit Committee reviewed management's plan for documenting and testing controls, the results of their documentation and testing, any deficiencies discovered and the resulting remediation of any such deficiencies.

What is the role of the Audit Committee in connection with the financial statements and controls of the Company?

Management of the Company has primary responsibility for the Company's financial statements and internal control over the Company's financial reporting.  The independent registered public accounting firm has responsibility for the integrated audit of the Company's financial statements and internal control over financial reporting.  The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Audit Committee under its charter.  The Audit Committee meets regularly with representatives of Hansen, without the presence of management, to ensure candid and constructive discussions about the Company's compliance with accounting standards and best practices among public companies comparable in size and scope to the Company.  The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company's accounting financial reporting practices.

Does the Audit Committee have any policy-making responsibility?

From time to time, the Audit Committee establishes certain policies as required by the rules of the Securities and Exchange Commission and the listing standards of The Nasdaq Global Market.  The Audit Committee is responsible for overseeing the efficacy of management policies, including compliance with the Company's Code of Ethics and the availability of perquisites.

What has the Audit Committee done with regard to the Company's audited financial statements for the year ended December 31, 2009?

The Audit Committee has:

•	Reviewed and discussed the audited financial statements with the Company's management; and
•
Discussed with Hansen the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and as adopted by the Public Company Accounting Oversight Board.

Has the Audit Committee considered the independence of the Company's independent registered public accounting firm?

The Audit Committee has received from Hansen the written disclosures and the letter required by Independence Standards Board Standard No.1, Independence Discussions with Audit Committees, and has discussed with the firm its independence.  The Audit Committee has concluded that Hansen is independent from the Company and its management.

Has the Audit Committee made a recommendation regarding the audited financial statements for the year ended December 31, 2009?

Based upon its review and the discussions with management and the Company's independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements for the Company be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009.

Has the Audit Committee reviewed the fees paid to the Company's independent registered public accounting firm during the year ended December 31, 2009?

The Audit Committee has reviewed and discussed the fees paid to Hansen during the year ended December 31, 2009 for audit, audit related, tax and other services, which are set forth above under “Fees Paid to Independent Registered Public Accounting Firm.”  Because the Company did not pay to Hansen any fees for non-audit services during the years ended December 31, 2009, the Audit Committee was not required to assess whether Hansen’s delivery of non-audit services is compatible with Hansen’s independence.

What is the Company's policy regarding the retention of the Company's independent registered public accounting firm?

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee or the Chairman of the Audit Committee.  When services are pre-approved by the Chairman of the Audit Committee, notice of such approvals is given to the other members of the Audit Committee and presented to the full Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

In connection with the financial statements for the year ended December 31, 2009, the Audit Committee has:

(1)	Reviewed and discussed the audited financial statements with management;

(2)
Discussed with Hansen, the Company's independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board; and

(3)
Received the written disclosure and letter from Hansen regarding the auditors' independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors, the independent auditor's independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board at the March 12, 2010 meeting of the Board that the Company's audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission. The Board approved this inclusion.

The Audit Committee

Lorence A. Harmer (Chair)
Edward D. Ekstrom
Shuichiro Ueyama

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's executive officers, directors and 10% shareholders are required under Section 16 of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Copies of these reports must also be furnished to the Company.

To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2009, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2009:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Robert G. Pedersen II Chief Executive Officer, Chairman	—	1	—
Brandon T. O’Brien Chief Financial Officer	1	—	—
Larry Harmer Director	2	—	—
Shuichiro Ueyama Director	1	—	—

 SHAREHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS

If any shareholder intends to present a proposal to be considered for inclusion in the Company's proxy material in connection with the Company's 2011 Annual Meeting of Shareholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8—Shareholder Proposals) and received by the Secretary of the Company on or before October 16, 2010.  Shareholder proposals to be presented at the 2011 Annual Meeting of Shareholders which are not to be included in the Company's proxy materials must be received by the Company no earlier than November 15, 2010, nor later than December 17, 2010.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

In instances in which multiple holders of the Common Stock share a common address and are the beneficial owners, but not the record holders, of those shares of Common Stock, the holders' banks, brokers or other nominees may only deliver one copy of this Proxy Statement and the Company's 2009 Annual Report to Shareholders, unless the applicable bank, broker or nominee has received contrary instructions from one or more of the shareholders.  The Company will deliver promptly, upon written request, a separate copy of this Proxy Statement and the Company's 2009 Annual Report to Shareholders to any shareholder at a shared address to which a single copy of the documents was delivered.  A shareholder who wishes to receive a separate copy of this Proxy Statement and the Company's 2009 Annual Report to Shareholders should submit a request by writing to Brandon T. O’Brien, Corporate Secretary, ZAGG Incorporated, 3855 South 500 West, Suite J, Salt Lake City, Utah 84115.  Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

OTHER BUSINESS

The Company's management does not know of any other matter to be presented for action at the Meeting.  However, if any other matters should be properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

/s/ Brandon T. O’Brien

Brandon T. O’Brien
Chief Financial Officer, Corporate Secretary
Salt Lake City, Utah
April 29, 2010

ZAGG INCORPORATED
Annual Meeting of Shareholders
June 21, 2010

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 21, 2010

The undersigned appoints Robert G. Pedersen II or Brandon T. O’Brien of ZAGG Incorporated with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of ZAGG Incorporated, to be held June 21, 2010 beginning at 10:00 am, Mountain Time, at its corporate offices located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X]                                                          Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.	Election of Directors

Nominees –          Robert G. Pedersen II
Lorence A. Harmer
Edward D. Ekstrom
Shuichiro Ueyama

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
[ ]	[ ]	[ ]

Except vote withheld from the following nominee listed above.  (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Robert G. Pedersen II
Lorence A. Harmer
Edward D. Ekstrom
Shuichiro Ueyama

2.	Confirm Appointment of HANSEN, BARNETT & MAXWELL, P.C,. as independent registered public accounting firm for the Company

FOR Appointment	NOT FOR Appointment	ABSTAIN
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Print Name	Signature	Date